                                                                    EXHIBIT 99.1

                        TERMINATION AND WAIVER AGREEMENT

     This  TERMINATION  AND  WAIVER  AGREEMENT  (this  "Agreement")  is made and entered  into as of April 29, 2008 by and among MACC  PRIVATE  EQUITIES  INC., a
Delaware  corporation   ("MACC"),   MORAMERICA  CAPITAL  CORPORATION,   an  Iowa
corporation  ("MorAmerica"),  and  INVESTAMERICA  INVESTMENT  ADVISORS,  INC., a
Delaware corporation ("InvestAmerica").

                                 R E C I T A L S

     WHEREAS,  MACC and  InvestAmerica  are  parties to an  Investment  Advisory
Agreement  dated July 21, 2005,  as amended July 21, 2007 (the "MACC  Investment
Advisory Agreement");

     WHEREAS,  MorAmerica,  the wholly-owned  subsidiary of MACC, is party to an
Investment Advisory Agreement with InvestAmerica dated July 21, 2005, as amended
July 21, 2007 (the "MorAmerica Investment Advisory Agreement," together with the
MACC  Investment   Advisory   Agreement,   the  "Existing   Investment  Advisory
Agreements");

     WHEREAS,  concurrently  with the  execution of this  Agreement,  Eudaimonia
Asset  Management,  LLC  ("Eudaimonia")  has  agreed to serve as the  investment advisor to MACC pursuant to an Investment  Advisory agreement between Eudaimonia and MACC (the "Eudaimonia Advisory Agreement"),  and InvestAmerica has agreed to serve  as  an  investment  sub-advisor  pursuant  to an  Investment  Subadvisory
Agreement   among  MACC,   Eudaimonia  and   InvestAmerica   (the   "Subadvisory
Agreement");

     WHEREAS,  the Eudaimonia  Advisory Agreement and the Subadvisory  Agreement
are  subject  to  approval  by the  holders  of a  majority,  as  defined in the
Investment Company Act of 1940, of MACC's outstanding voting securities and will become effective as of the date of such approval (the "Approval Date"); and

     WHEREAS,  the parties desire to terminate the Existing  Investment Advisory
Agreements,  such  termination  to be  effective  as of the  Approval  Date (the
"Effective Date").

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties agree as follows:

     1. Termination of Existing Advisory  Agreements.  Effective as of the close of business on the Effective  Date, the Existing  Advisory  Agreements  shall be deemed to be terminated and thereupon be of no further force and effect.

     2.  Waiver of Notice  Requirements.  The parties  hereby  waive any and all requirements to provide any party with prior written notice of such  termination under the Existing Advisory Agreements.

     3.  Governing  Law.  This  Agreement  shall be  construed  and  enforced in accordance with and governed by the laws of the State of Delaware.

                      [signature page immediately follows]

         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written.

                             INVESTAMERICA:
                             INVESTAMERICA INVESTMENT ADVISORS, INC.
                             A Delaware corporation

                             By: /s/ David A. Schroder
                                 ----------------------------------------
                                    David A. Schroder
                                    President

                             By:  /s/ Robert A. Comey
                                 ----------------------------------------
                                      Robert A. Comey
                                      Executive Vice President

                             MACC:
                             MACC PRIVATE EQUITIES, INC.
                             A Delaware corporation

                              By:  /s/ David R. Schroder
                                  ----------------------------------------
                                       David R. Schroder
                                       President

                              By:  /s/ Robert A. Comey
                                  ----------------------------------------
                                       Robert A. Comey
                                       Executive Vice President

                               MORAMERICA
                               MORAMERICA CAPITAL CORPORATION,
                                            an Iowa corporation

                               By:  /s/ David R. Schroder
                                   ----------------------------------------
                                        David R. Schroder
                                        President

                               By:  /s/ Robert A. Comey
                                   -----------------------------------------
                                        Robert A. Comey
                                        Executive Vice President